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                                                                    EXHIBIT 23.2


             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 333-91847, 333-92705, 333-31506, 333-34104 and 333-58454) and
Form F-3 (No's. 333-39278, 333-44994, 333-57036 and 333-67572) of Amdocs Limited
of our report dated January 7, 2002 on the financial statements of Clarify (a business of Nortel Networks Corporation) included in this Amendment No. 1 on Form 6-K/A of Amdocs Limited.


/s/ Deloitte & Touche LLP

San Jose, California
February 8, 2002